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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                               -------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 14, 2000
                                                ----------------


                              USA DETERGENTS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                   0-26568                  11-2935430
----------------------------      ------------           -------------------
(State or Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)            File Number)           Identification No.)


           1735 Jersey Avenue                                   08902
           North Brunswick, NJ                               ----------
----------------------------------------                     (Zip Code)
(Address of Principal Executive Offices)


Registrant's telephone number, including area code: (732) 828-1800
                                                   -----------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

     On June 14, 2000, USA Detergents, Inc. (the "Company") issued a press release relating to its joint venture with Church & Dwight Co., Inc. which is attached hereto as Exhibit 99.


ITEM 7.  EXHIBITS.

     (C) EXHIBITS.

     99     Press release, dated June 14, 2000.




                All other Items of this report are inapplicable.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     USA DETERGENTS, INC.



Date: June 19, 2000                  By: /s/ Uri Evan
                                        ----------------------------------------
                                     Name: Uri Evan
                                     Title: Chairman and Chief Executive Officer




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                                  EXHIBIT INDEX
                                  -------------

     99     Press release, dated June 14, 2000.




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